UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2015

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard Suite 250 Mayfield Heights, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2015, Ferro Corporation (the “Company”) held its 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”). At the 2015 Annual Meeting, shareholders of the Company approved a proposal to adopt an amendment to the Company’s Code of Regulations, as amended and restated as of April 25, 2014 (the “Regulations”), to reduce the minimum size of the Board to six members.

The preceding description of the amendment to the Regulations is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Regulations, as so amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by this reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting was held on Friday, April 24, 2015.

The final results of voting on each of the matters submitted to a vote of security holders at the 2015 Annual Meeting are as follows:

1. Shareholders elected each of the following six nominees as a director to serve for a term to expire at the 2016 Annual Meeting of Shareholders of the Company and until his or her successor has been duly elected and qualified, as set forth below.

	Votes	Votes	Broker	Votes
Name	For	Withheld	Non-Votes	Uncast
Richard J. Hipple	70,698,405	2,938,884	6,614,744	0
Gregory E. Hyland	73,102,207	535,082	6,614,744	0
Jennie S. Hwang, Ph.D.	72,905,965	731,325	6,614,744	0
Peter T. Kong	72,956,312	680,977	6,614,744	0
Timothy K. Pistell	72,844,346	742,943	6,614,744	0
Peter T. Thomas	71,962,640	1,674,649	6,614,744	0

2. Shareholders approved the proposal to amend the Regulations to reduce the minimum size of the Board to six members, as set forth below.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
72,915,544	678,411	43,333	6,614,744

3. Shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, as set forth below.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
76,890,318	3,304,102	57,613	0

4. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
70,660,592	2,918,605	58,092	6,614,744

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Ferro Corporation Amended and Restated Code of Regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

Date: April 28, 2015
By: /s/ Jeffrey L. Rutherford
Name: Jeffrey L. Rutherford
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Ferro Amended and Restated Code of Regulations